UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

WALGREENS BOOTS ALLIANCE, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Walgreens Boots Alliance, Inc. (the “Company”) with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction with Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”), and Blazing Star Merger Sub, Inc., a Delaware corporation (“Merger Sub”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of March 6, 2025, by and among the Company, Parent and Merger Sub.

Preliminary Proxy Team Member Q&A

1.	What was announced?

•	We filed our preliminary proxy statement with the U.S. Securities and Exchange Commission in connection with our pending transaction with Sycamore.

•	The preliminary proxy statement contains more information about the transaction, including about the process leading up to the announcement of the transaction.

•

Filing the preliminary proxy statement is a standard procedural step toward completing the transaction. It’s required by the SEC ahead of our special shareholder meeting, where our shareholders will be asked to vote to approve the transaction.

2.	What is a proxy statement? What is a preliminary proxy statement?

•	A proxy statement is a legal document that is required in transactions and represents an important milestone towards closing the transaction.

•	In our case, the proxy is related to the upcoming WBA Special Meeting to approve the pending transaction with Sycamore.

•

A proxy statement is preliminary when it hasn’t yet been cleared by the SEC. The preliminary proxy will undergo review by the SEC and there may be further revised versions filed ahead of filing a final, “definitive” proxy statement. The “definitive” proxy statement is basically the same document, it just fills in some of the blanks such as when our shareholder vote will be held, as well as any additional disclosures requested by the SEC if the SEC comments on our proxy.

•	We encourage shareholders to read the proxy, as well as any future updates, as it contains important information regarding the transaction and on how shareholders can vote their shares.

3.	What does this mean for me?

•	The filing has no impact on our team members, our work, or our status as a public company for now.

•	Filing the preliminary proxy statement is a standard procedural step toward completing the transaction.

•	We continue to expect the transaction to close in the fourth quarter of calendar year 2025.

4.	Has Sycamore shared any plans about future team member impact? Will I still have access to my @wba email address?

•	As was true upon the announcement of the deal, our goal is to minimize shifts in our organization as a result of the transaction.

•	At this time, there are no changes to our day-to-day responsibilities or the ways we communicate. It is business as usual.

•	There is thoughtful work being done behind the scenes by representatives of both WBA and Sycamore as we make progress toward closing the transaction.

•	We are committed to being as transparent as possible about any changes that may impact our team members.

5.	Is the transaction still expected to close in the fourth quarter of calendar year 2025?

•	The transaction will be completed once all closing conditions set out in the merger agreement, including the receipt of necessary regulatory approvals, have been satisfied.

•	At this time, we continue to expect the transaction to close in the fourth quarter of calendar year 2025.

6.	What are the next steps?

•	We are working to receive all necessary regulatory approvals and satisfy the other customary closing conditions, including the approval of the transaction by WBA shareholders.

7.	If the deal with Sycamore does not close, is WBA confident in its ability to operate as an independent company?

•	The deal is a signed definitive agreement. We are confident in and excited about the transaction with Sycamore and are committed to seeing it through to completion.

•	The WBA Board and management team remain focused on this business, its turnaround, our team and to closing the transaction.

•	Importantly, we are operating as usual. We ask that you continue to do what you do best – serving our customers, patients and communities.

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A relating to its special meeting of stockholders and the Company and certain affiliates of the Company have jointly filed a transaction statement on Schedule 13E-3. The Company also intends to file a definitive proxy statement which will be mailed to the Company’s stockholders. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the proxy statement filed with the SEC on April 14, 2025 (https://www.sec.gov/Archives/edgar/data/1618921/000119312525079580/d942554dprem14a.htm) under the sections entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger,” “Directors and Executive Officers of the Company” and “Security Ownership of Certain Beneficial Owners and Management.” You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on December 13, 2024. To the extent that holdings of the Company’s securities have changed since the amounts set forth in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests is contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; (xvi) the possibility that alternative transaction proposals will or will not be made; (xvii) though no such transactions existed, the possibility that, if the Company did not enter into the transaction agreements, it potentially could have, at a later date, attempted to engage in other, unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of the Company’s assets that may have produced a higher aggregate value than that available to the Company’s stockholders in the merger; (xviii) the risk that the Company’s stock price may decline significantly if the merger is not completed; and (xix) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

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